U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 30, 1998
                Date of Report (Date of earliest event reported)

                         Commission file number 0-18865


                   AMERICAN RESOURCES AND DEVELOPMENT COMPANY
                   ------------------------------------------
                 (Name of Small Business Issuer in Its Charter)


              Utah                                     87-0401400
              ----                                     ----------
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
   Incorporation or Organization)


     3855 S. 500 W., Salt Lake City, Utah                      84115
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)

                                  (801)363-8961
                                  -------------
                (Issuer's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  On October 8, 1998, American Resources and Development Company ("the Company"), formed a strategic U.S. Polo Association licensing relationship with Jordache Enterprises, Inc. ("Jordache"). Under this relationship, a new company, U.S. Polo Association, Ltd. was formed in which Jordache, through a subsidiary, and the Company, each have a 50% ownership. For their ownership in the new company, Jordache contributed $900,000 and the Company contributed its master license rights to the U.S. Polo Association name. U.S. Polo Association, Ltd. is now the owner of the U.S. Polo Association master license for the United States and Canada. The Company's wholly owned subsidiary, U.S.P.A. Premier, continues to produce and sell U.S. Polo Association T-shirts and Sweatshirts.

Item 3            Bankruptcy Receivership.  Not Applicable

Item 4.           Change in Registrant's Certified Accountant.  Not Applicable.

Item 5.           Other Events.

                  On October 8, 1998 the Company entered into a loan with Jordache for $1,000,000. Under the terms of the promissory note, $250,000 in principal is paid annually from the date of the note with interest paid quarterly at the prime rate as defined by the Wall Street Journal, plus one percent. The loan is secured by the Company's stock in U.S.
                  Polo Association, Ltd.

Item 6.           Resignation of Registrant's Directors.  Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  (a)   Financial Statements.  Not applicable.

                  (b)   Pro Forma Financial Information.  Not applicable.

                  (c)   Exhibits

                        Exhibit 10.32 U.S. Polo Association, Ltd. Shareholders' Agreement

                        Exhibit 10.33  Promissory Note to Jordache Enterprises


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

      Signature                      Title                       Date
      ---------                      -----                       ----


/s/ B. Willes Papenfuss       President, Chief Executive     October 30, 1998
-------------------------     Officer and Director           ----------------
    B. Willes Papenfuss       (Principal Executive
                              Officer)



/s/ Timothy M. Papenfuss      Secretary / Treasurer and      October 30, 1998
--------------------------    Director (Chief Financial      ----------------
 Timothy M. Papenfuss         Officer, Chief Accounting
                              Officer and Controller)